SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) December 22, 2005
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                                       FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (d) Effective December 22, 2005, each of Larry E. Brooks and Lynn S. Lloyd was elected by the Board of Directors of FNB Corp. (the "Company") as a director of the Company.

         Mr. Brooks is an accountant and the vice president of Cobb, Ezekiel, Brown & Co., P.A., certified public accountants, based in Graham, North Carolina. Mr. Lloyd is the president of Digital Imaging and Professional Services, a company specializing in digital photography and video presentation services and located in Graham, North Carolina. He retired from Burlington Industries, Inc. in 2002, where he served as Division Quality Assurance Manager.

         Each of Messrs. Brooks and Lloyd served as a director of United Financial, Inc., Graham, North Carolina, until its acquisition by the Company on November 4, 2005. Pursuant to the Agreement and Plan of Merger dated as of May 9, 2005 between the Company and United Financial, the Company agreed to name to its Board of Directors two persons nominated by United Financial and approved by the Company to serve as directors of the Company until the next annual meeting of the Company's shareholders. According to the merger agreement, the Company is to nominate these two persons for election at the annual meeting such that the two nominees, if elected by the Company's shareholders, would be able to serve as directors of the Company for terms of no less than one and two years, respectively, after the effective time of the merger. United Financial nominated Messrs. Brooks and Lloyd to serve on the Company's Board of Directors. There are no other arrangements or understandings between either of Messrs. Brooks or Lloyd and any other person pursuant to which Messrs. Brooks or Lloyd was selected as a director. Neither of Messrs. Brooks or Lloyd serves on any committees of the Company's Board, although in the future either or both of them may be appointed to serve on a committee or committees.

         A press release dated December 29, 2005, announcing the election of Messrs. Brooks and Lloyd to the Company's Board, is attached as Exhibit
         99.1 to the report and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

Exhibits:

     99.1 Press release dated December 29, 2005 announcing the election of Messrs. Brooks and Lloyd as directors of the Company.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB CORP.

Date: December 29, 2005                    By  /s/ Jerry A. Little
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                                               Jerry A. Little
                                               Secretary and Treasurer